SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 6, 2002
                                                     -----------

                              Innotech Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)



Nevada                                   1-15301               58-2377963
------                                   -------               ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                         Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
------------------------------------------------------------           -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5009
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     Effective May 6, 2002, Mr. Bill Mann resigned as a Director and President and CEO of the Company and as a Director and President and CEO of the Company's wholly owned subsidiary, EquityAlert.com, Inc. Replacing Mr. Mann as President and CEO of the Company and as President and CEO of the subsidiary, is Mr. Harmel
S. Rayat, a current Director and majority shareholder of the Company.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            INNOTECH CORPORATION


                                                          By:/s/ Harmel S. Rayat
                                                          ----------------------
                                                Harmel S. Rayat, President & CEO
                                                                        Director

Date: May 6, 2002